EXHIBIT 99.13

CONSENT

The undersigned holder of the Series C Convertible Preferred Stock (the “Series C Preferred”), the Series C Warrant to Purchase Shares of Common Stock (the “Series C Warrant”), the Series B Convertible Preferred Stock (the “Series B Preferred”) and the Series B Warrant to Purchase Shares of Common Stock (the “Series B Warrant”) of Chembio Diagnostics, Inc. (the “Company”) hereby consents to, approves of and adopts the following amendments to the Amended And Restated Certificate Of Designation Of The Relative Rights And Preferences Of the Series C Preferred (the “Series C Certificate”), the Series C Warrant, the Amended And Restated Certificate Of Designation Of The Relative Rights And Preferences Of the Series B Preferred (the “Series B Certificate”) and the Series B Warrant.

I.	Amendments to the Series C Certificate

The amendments to the Series C Certificate are set forth below. The amendments pending approval that were originally sent to you on October 19, 2007 are single underlined, and additional changes that also are being considered for approval have been double underlined.

1. The following definitions will be added to the definitions section of the Certificate:

“A.
“Plan” shall mean any action the Company takes, with any required approval of the holders thereof, on or before the Final Plan Date as contemplated by the Plan Summary and accompanying materials provided to holders on December 4, 2007, in connection with the reduction or other modification of terms of the Company’s then-outstanding preferred stock, warrants and options, including, but not limited to, actions the Company takes to (i) facilitate the conversion of the Series A, B and C Convertible Preferred Stock; (ii) reduce the exercise price of any of the Company’s outstanding warrants or options; (iii) offer the holders of the Company’s warrants and options the opportunity to exercise such warrants and options on a cash and/or cashless basis; and (iv) make other amendments to the documents governing these securities to effect these modifications, and to facilitate the conversion and exercise of these securities.

B. “Plan Closing Date” shall December 18, 2007.

C. “Final Plan Date” shall mean the date that is six months and twelve days after the Plan Closing Date.”

2. Section 6(b) currently states “Conversion Price. The conversion price for the Preferred Stock shall equal $0.80 (the “Conversion Price”), subject to adjustment herein.”

This section will be replaced in its entirety to state as follows:

“The conversion price for the Preferred Stock shall equal $0.48 per share for the holders of the Preferred Stock on the Plan Closing Date (the “Conversion Price”).”

3. Section 6(c) currently states the following:

“c) Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other Person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving e ffect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Preferred Stock held by the applicable Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.”

This section will be replaced in its entirety to state as follows:

“c) Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other Person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the

Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Preferred Stock held by the applicable Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock. Notwithstanding anything set forth in this Section 6(c), the 4.99% and 9.99% beneficial ownership limitations imposed by this Section 6(c) shall not apply to Common Stock issuable upon conversion of the Preferred Stock in connection with the Plan.”

4. Section 8(a) currently states that

“a) Forced Conversion.  Notwithstanding anything herein to the contrary, if after the Effective Date (i) the VWAP for the Common Stock for each of any 20 consecutive Trading Days (“Threshold Period”), which 20 consecutive Trading Day period shall have commenced only after the Effective Date, exceeds $2.00, subject to adjustment for reverse and forward stock splits and the like, and (ii) the trading volume of the Common Stock for each Trading Day during such Threshold Period is at least 100,000 shares, subject to adjustment for reverse and forward stock splits and the like, the Corporation may, within 1 Trading Day after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to the Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Preferred Stock pursuant to Section 6, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the Holders in proportion to each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro-rata allocation thereby decreasing the aggregate amount forcibly converted hereunder. Notwithstanding anything herein to the contrary, in the event the Corporation issues a Forced Conversion Notice and because of the beneficial ownership limitation of Section 6(c) it is unable to force the Holders to convert all of the Preferred Stock, as to any Preferred Stock outstanding, the Corporation shall not have the right to issue another Forced Conversion Notice for at least 30 days and at such time all conditions hereunder must again be met, including the pricing condition and the Equity Conditions. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.”

This section will be replaced in its entirety with the following sections (8)(a), 8(b) and 8(c) to state as follows:

Section 8: Forced Conversion.

“a) As used herein, the “Forced Conversion Date” shall be the Plan Closing Date.

b) At 4:01p.m. eastern time (“ET”) on the Forced Conversion Date, each share of Preferred Stock outstanding, automatically and without any action on the part of the holder thereof, shall convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Stated Value of the shares of Preferred Stock outstanding on the Forced Conversion Date divided by (ii) the Conversion Price in effect at 4:01p.m. ET on the Forced Conversion Date. Any accrued but unpaid dividends on the Preferred Stock outstanding at 4:01p.m. ET on the Forced Conversion Date will be issued by the Company at 4:01p.m. ET on the Forced Conversion Date in shares of Common Stock, with the number of shares of Common Stock to be issued equal to the quotient of (i) the accrued unpaid dividend divided by (ii) the Conversion Price in effect at 4:01p.m ET on the Forced Conversion Date.”

c) As soon as practicable after the Forced Conversion Date, the Corporation will send a notice to all Holders stating (i) the date as of which the Forced Conversion Date occurred, and (ii) how many shares of Common Stock the Holder’s Preferred Stock was converted into.

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II. Amendments to the Series C Warrant

The amendments to the Series C Warrant are set forth below. The amendments pending approval that were originally sent to you on October 19, 2007 are single underlined, and additional changes that also are being considered for approval have been double underlined.

1. Section 2(b) of the Series C Warrant currently states that “The exercise price of the Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).”

This section will be replaced in its entirety to state the following:

“The exercise price of the Common Stock under this Warrant shall be as follows, subject to adjustment hereunder (the “Exercise Price”):

(i)
For the period 4:01p.m. eastern time (“ET”) through 9:59p.m. ET on the Plan Closing Date, $0.40 per share for all or any portion of this Warrant exercised for cash;

(ii)
For the period 4:01p.m. ET through 9:59p.m. ET on the Plan Closing Date, $0.45 per share for all or any portion of this Warrant exercised through a Cashless Exercise;

(iii)
For the period beginning 10:00p.m. ET on the Plan Closing Date through 9:59p.m. ET on the Final Plan Date, $0.45 for all or any part of this Warrant exercised by a Holder who exercised at least 10% of all of such Holder’s warrants and options for cash at the Plan Closing Date;

(iv)
For the period beginning 10:00p.m. ET on the Plan Closing Date, $1.00 per share for any Holder that did not exercise at least 10% of all of such Holder’s warrants and options for cash at an exercise price of $0.40 per share at the Plan Closing Date; and

(v)
For the period beginning 10:00p.m. ET on the Final Plan Date, $1.00 per share for all or any portion of this Warrant that has not been exercised on or before 9:59p.m. ET on the Final Plan Date.”

2. Section 2(c) of the Series C Warrant currently states the following:

“If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP on the Trading Day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).”

This section will be replaced in its entirety to state as follows:

“c) Cashless Exercise (i) At the option of the Holder, this Warrant may be exercised by means of a “cashless exercise” (a “Cashless Exercise”) in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP for the ten-Trading Day period that ends on the first Trading Day immediately preceding the date of such election;

(B) =	the applicable Exercise Price of this Warrant in effect on the date of exercise, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

(ii) Notwithstanding anything herein to the contrary, for any Notice of Exercise Form dated between and inclusive of the Plan Closing Date and the Final Plan Date , the value of (A) in the equation set forth in Section 2(c)(i) above shall be equal to the greater of $0.53 or the VWAP for the ten-Trading Day period that ends on the second Trading Day prior to the date of the Notice of Exercise Form. Further, notwithstanding anything herein to the contrary, on the first Trading Day after the Termination Date, this Warrant shall automatically be exercised via cashless exercise pursuant to Section 2(c)(i).

(iii) Notwithstanding anything herein to the contrary, a Holder who does not exercise at least 10% of all of such Holder’s warrants and options issued by the Company for cash at an exercise price of $0.40 per share by 9:59p.m. ET on the Plan Closing Date shall not be permitted to exercise its Warrants on a cashless basis pursuant to Section 2(c)(i) above until 10:00p.m. ET on the Final Plan Date.”

3. Section 2(d) of the Series C Warrant currently states the following:

“d) The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Preferred Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effe ct to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this Section 2(d)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 2(d) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.”

This section will be replaced in its entirety to state as follows:

“d) The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Preferred Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving eff ect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this Section 2(d)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 2(d) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.
Notwithstanding anything set forth in this Section 2(d), the 4.99% and 9.99% beneficial ownership limitations imposed by this Section 2(d) shall not apply to Common Stock issuable upon the exercise of Warrants in connection with the Plan.”

4. The following sections (f), (g) and (h) will be added to Section 2:

“f)
For purposes of this warrant, the term “Plan” shall mean any action the Company takes, with any required approval of the holders thereof, on or before the Final Plan Date as contemplated by the Plan Summary and accompanying materials provided to holders on December 4, 2007, in connection with the reduction or other modification of terms of the Company’s then-outstanding preferred stock, warrants and options, including, but not limited to, actions the Company takes to (i) facilitate the conversion of the Series A, B and C Convertible Preferred Stock; (ii) reduce the exercise price of any of the Company’s outstanding warrants or options; (iii) offer the holders of the Company’s warrants and options the opportunity to exercise such warrants and options on a cash and/or cashless basis; and (iv) make other amendments to the documents governing these securities to effect these modifications, and to facilitate the conversion and exercise of these securities.

g) “Plan Closing Date” shall December 18, 2007.

h)
“Final Plan Date” shall mean the date that is six months and twelve days after the Plan Closing Date.”

5. Section 3(e) currently states “Notwithstanding the foregoing, no adjustments, Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance.”

This section will be replaced in its entirety to state as follows:

“Notwithstanding the foregoing, no adjustments, Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance, or in respect of any issuance of Common Stock or Common Stock Equivalents upon conversion of the preferred stock or the exercise of warrants and/or options in connection with the Plan.”

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III. Amendments to the Series B Preferred

The amendments to the Series B Certificate are set forth below. The amendments pending approval that were originally sent to you on October 19, 2007 are single underlined, and additional changes that also are being considered for approval have been double underlined.

1. The following definitions will be added to the definitions section of the Certificate:

“A.
“Plan” shall mean any action the Company takes, with any required approval of the holders thereof, on or before the Final Plan Date as contemplated by the Plan Summary and accompanying materials provided to holders on December 4, 2007, in connection with the reduction or other modification of terms of the Company’s then-outstanding preferred stock, warrants and options, including, but not limited to, actions the Company takes to (i) facilitate the conversion of the Series A, B and C Convertible Preferred Stock; (ii) reduce the exercise price of any of the Company’s outstanding warrants or options; (iii) offer the holders of the Company’s warrants and options the opportunity to exercise such warrants and options on a cash and/or cashless basis; and (iv) make other amendments to the documents governing these securities to effect these modifications, and to facilitate the conversion and exercise of these securities.

B. “Plan Closing Date” shall December 18, 2007.

C.
“Final Plan Date” shall mean the date that is six months and twelve days after the Plan Closing Date.”

2. Section 6(b) currently states “Conversion Price. The conversion price for the Preferred Stock shall equal $0.61 (the “Conversion Price”), subject to adjustment herein.”

This section will be replaced in its entirety with the following:

“The conversion price for the Preferred Stock shall equal $0.40 per share for the holders of the Preferred Stock on the Plan Closing Date (the “Conversion Price”), provided, however, that the Conversion Price for the Preferred Stock held by Lawrence A. Siebert shall be $0.48 per share on the Plan Closing Date.”

3. Section 6(c) currently states the following:

“c) Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Preferred Stock, and the Holder shall not have the right to convert any portion of the Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Stated Value of Preferred Stock beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which shares of Preferred Stock is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder) and which shares of the Preferred Stock is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, the Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Corporation’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Corporation or (C) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Corporation shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 6(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Corporation, and the provisions of this Section 6(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).”

This section will be replaced in its entirety with the following:

“c) Beneficial Ownership Limitation.  The Corporation shall not effect any conversion of the Preferred Stock, and the Holder shall not have the right to convert any portion of the Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Stated Value of Preferred Stock beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which shares of Preferred Stock is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder) and which shares of the Preferred Stock is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, the Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the

Corporation’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Corporation or (C) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Corporation shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 6(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Corporation, and the provisions of this Section 6(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). Notwithstanding anything set forth in this Section 6(c), the 4.99% beneficial ownership restriction set forth in thi s Section 6(c) shall not apply to Common Stock issuable upon conversion of the Preferred Stock in connection with the Plan.”

4.  Section 8(a) currently states that

“a) Forced Conversion.  Notwithstanding anything herein to the contrary, if after the Effective Date the VWAP for the Common Stock for each of any 20 consecutive Trading Days (“Threshold Period”), which 20 consecutive Trading Day period shall have commenced only after the Effective Date, exceeds 328% of the then effective Conversion Price, and the Common Stock has an average daily trading volume during such Threshold Period of at least 100,000 shares, the Corporation may, within 1 Trading Day after any such Threshold Period, deliver a notice to all Holders (a “Forced Conversion Notice” and the date such notice is received by the Holders, the “Forced Conversion Notice Date”) to cause each Holder to immediately convert all or part of the Preferred Stock then held by such Holder. The Corporation may only effect a Forced Conversion Notice if all of the Equity Conditions have been met during the Threshold Period through the Forced Conversion Notice Date. Any Forced Conversion Notices shall be applied ratably to all of the Holders in proportion to each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro-rata allocation thereby decreasing the aggregate amount forcibly converted hereunder. Notwithstanding anything herein to the contrary, in the event the Corporation issues a Forced Conversion Notice and because of the beneficial ownership limitation of Section 6(c) it is unable to force the Holders to convert all of the Preferred Stock, as to any Preferred Stock outstanding, the Corporation shall not have the right to issue another Forced Conversion Notice for at least 30 days and at such time all conditions hereunder must again be met, including the pricing condition and the Equity Conditions.”

The Company will replace this section in its entirety with the following:

Section 8:  Forced Conversion.

“a) As used herein, the “Forced Conversion Date” shall be the Plan Closing Date.

 b) At 4:01p.m. eastern time (“ET”) on the Forced Conversion Date, each share of Preferred Stock outstanding, automatically and without any action on the part of the holder thereof, shall convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) the Stated Value of the shares of Preferred Stock outstanding on the Forced Conversion Date divided by (ii) the Conversion Price in effect at 4:01p.m. ET on the Forced Conversion Date. Any accrued but unpaid dividends on the Preferred Stock outstanding at 4:01p.m. ET on the Forced Conversion Date will be issued by the Company at 4:01p.m. ET on the Forced Conversion Date in shares of Common Stock, with the number of shares of Common Stock to be issued equal to the quotient of (i) the accrued unpaid dividend divided by (ii) the Conversion Price in effect at 4:01p.m ET on the Forced Conversion Date.”

c) As soon as practicable after the Forced Conversion Date, the Corporation will send a notice to all Holders stating (i) the date as of which the Forced Conversion Date occurred, and (ii) how many shares of Common Stock the Holder’s Preferred Stock was converted into.

*  *  *  *  *

IV.	Amendments to the Series B Warrant

The amendments to the Series B Warrant are set forth below. The amendments pending approval that were originally sent to you on October 19, 2007 are single underlined, and additional changes that also are being considered for approval have been double underlined.

1. Section 2(b) of the Series B Warrant currently states that “The exercise price of the Common Stock under this Warrant shall be $0.61, subject to adjustment hereunder (the “Exercise Price”).”

This section will be replaced in its entirety to state the following:

“The exercise price of the Common Stock under this Warrant shall be as follows, subject to adjustment hereunder (the “Exercise Price”):

(i)
For the period 4:01p.m. eastern time (“ET”) through 9:59p.m. ET on the Plan Closing Date, $0.40 per share for all or any portion of this Warrant exercised for cash;

(ii)
For the period 4:01p.m. ET through 9:59p.m. ET on the Plan Closing Date, $0.45 per share for all or any portion of this Warrant exercised through a Cashless Exercise;

(iii)
For the period beginning 10:00p.m. ET on the Plan Closing Date through 9:59p.m. ET on the Final Plan Date, $0.45 for all or any part of this Warrant exercised by a Holder who exercised at least 10% of all of such Holder’s warrants and options for cash at the Plan Closing Date;

(iv)
For the period beginning 10:00p.m. ET on the Plan Closing Date, $0.61 per share for any Holder that did not exercise at least 10% of all of such Holder’s warrants and options for cash at an exercise price of $0.40 per share at the Plan Closing Date; and

(v)
For the period beginning 10:00p.m. ET on the Final Plan Date, $0.61 per share for all or any portion of this Warrant that has not been exercised on or before 9:59p.m. ET on the Final Plan Date.”

2. Section 2(c) of the Series B Warrant currently states the following:

“If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).”

This section will be replaced in its entirety to state as follows:

“c) Cashless Exercise (i) At the option of the Holder, this Warrant may be exercised by means of a “cashless exercise” (a “Cashless Exercise”) in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP for the ten-Trading Day period that ends on the first Trading Day immediately preceding the date of such election;

(B) = the applicable Exercise Price of this Warrant in effect on the date of exercise, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

(ii) Notwithstanding anything herein to the contrary,
for any Notice of Exercise Form dated between and inclusive of the Plan Closing Date and the Final Plan Date, the value of (A) in the equation set forth in Section 2(c)(i) above shall be equal to the greater of $0.53 or the VWAP for the ten-Trading Day period that ends on the second Trading Day prior to the date of the Notice of Exercise Form. Further, notwithstanding anything herein to the contrary, on the first Trading Day after the Termination Date, this Warrant shall automatically be exercised via cashless exercise pursuant to Section 2(c)(i).

(iii) Notwithstanding anything herein to the contrary, a Holder who does not exercise at least 10% of all of such Holder’s warrants and options issued by the Company for cash at an exercise price of $0.40 per share by 9:59p.m. ET on the Plan Closing Date shall not be permitted to exercise its Warrants on a cashless basis pursuant to Section 2(c)(i) above until 10:00p.m. ET on the Final Plan Date.”

3. Section 2(d) of the Series B Warrant currently states the following:

“d) Exercise Limitations.

i. Holder’s Restrictions.  The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Preferred Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).”

This section will be replaced in its entirety to state as follows:

“d) Exercise Limitations.

i. Holder’s Restrictions.  The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Preferred Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 2(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(d) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). Notwithstanding anything set forth in this Section 2(d), the 4.99% beneficial ownership restriction set forth in this Section 2(d) shall not apply to Common Stock issuable upon the exercise of Warrants in connection with t he Plan.”

4. The following sections (f), (g) and (h) will be added to Section 2:

“f) “Plan” shall mean any action the Company takes, with any required approval of the holders thereof, on or before the Final Plan Date as contemplated by the Plan Summary and accompanying materials provided to holders on December 4, 2007, in connection with the reduction or other modification of terms of the Company’s then-outstanding preferred stock, warrants and options, including, but not limited to, actions the Company takes to (i) facilitate the conversion of the Series A, B and C Convertible Preferred Stock; (ii) reduce the exercise price of any of the Company’s outstanding warrants or options; (iii) offer the holders of the Company’s warrants and options the opportunity to exercise such warrants and options on a cash and/or cashless basis; and (iv) make other amendments to the documents governing these securities to effect these modifications, and to facilitate the conversion and exercise of these securities.

g) “Plan Closing Date” shall be December 18, 2007.

h) “Final Plan Date” shall mean the date that is six months and twelve days after the Plan Closing Date.”

5. Section 3(e) currently states “Notwithstanding the foregoing, no adjustments, Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance.”

This section will be replaced in its entirety to state as follows:

“Notwithstanding the foregoing, no adjustments, Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance, or in respect of any issuance of Common Stock or Common Stock Equivalents upon conversion of the preferred stock or the exercise of warrants and/or options in connection with the Plan.”

*      *     *      *     *

V.	Execution Page

By signing below, the undersigned holder of the Series C Preferred, the Series C Warrant, the Series B Preferred and the Series B Warrant hereby consents to, approves of and adopts the amendments to the Series C Preferred, the Series C Warrant, the Series B Preferred and the Series B Warrant described herein. The amendments to the Series C Preferred will not be effective unless and until the holders of 81% of the shares of Series C Preferred consent to the amendments, and the amendments to the Series C Warrant will not be effective without the written consent of both the Company and the holder of the warrant. Amendments numbered 1 through 3 to the Series B Certificate set forth above will not be effective unless and until the holders of 51% of the shares of Series B Preferred consent to such amendments, and amendment number 4 to the Series B Certificate set forth above will not be effective unless and until the holders of 75% of the shares of Series B Preferred consent to this amendment. The amendments to the Series B Warrant will not be effective without the written consent of both the Company and the holder of the warrant. If approved by the requisite number of holders, the amendments to the Series C Preferred, the Series C Warrant, the Series B Preferred and the Series B Warrant will only occur simultaneously at the Plan Closing Date in conjunction with all the other Plan transactions.

If you agree to and consent to the amendments to the Series C Preferred, the Series C Warrant, the Series B Preferred and the Series B Warrant, please so indicate by executing this consent below.

CRESTVIEW CAPITAL MASTER, LLC

By:	Crestview Capital Partners, LLC

Its:	Sole Manager

By:	/s/ Stewart Flink
Stewart Flink, Manager

Dated: December 19, 2007